Exhibit 99.4

Chief Financial Officer Certification (Section 906)


                            CERTIFICATION PURSUANT TO
                             18 U.S.C.,SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         Pursuant to 18 U.S.C. Section 1350 (as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002), I, the undersigned Treasurer and Chief Financial Officer of Tid, (the "Company"), herby certify that, to the best of my knowledge, the Annual Report on Form 10-KSB of the Company for the period ended December 31, 2002 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company. A signed original of this written statement required by Section 906 has been provided to the registrant and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.


Dated May 12, 2003.
                                                         /s/ Royis Ward
                                                        ------------------------
                                                        V.P. and CFO